UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2024
____________________________________________________________
IBEX Limited
(Exact name of registrant as specified in its charter)
____________________________________________________________

Bermuda	001-38442	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1717 Pennsylvania Avenue NW, Suite 825
Washington, District of Columbia 20006
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 580-6200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common shares, par value of $0.0001	IBEX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company               ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2024 annual general meeting of shareholders of Ibex Limited (the “Company”) was held on December 5, 2024. The proposals identified herein were previously disclosed in the Company’s Proxy Statement filed with the Securities Exchange Commission on October 28, 2024.

Proposal 1: Set the Number of Directors
The Company’s shareholders approved Proposal 1 to set the number of directors of the Company at a maximum of eight directors. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
14,255,011	20,629	0	0

Proposal 2: Election of Directors
The Company’s shareholders elected each of the nominees for director named in the Proxy Statement, each to hold office until the earlier of the next annual general meeting of the Company or their resignation or removal in accordance with the Company’s bye-laws. The table below indicates the voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Fiona Beck	12,696,211	560,143	0	1,019,286
Shuja Keen	9,049,304	4,207,050	0	1,019,286
Mohammed Khaishgi	8,121,775	5,134,579	0	1,019,286

Proposal 3: Auditor Appointment and Remuneration
The Company’s shareholders approved the appointment of Deloitte & Touche LLP as the Company’s auditor and independent registered accounting firm and authorized the Audit Committee, acting on behalf of the Board of Directors, to fix the remuneration of Deloitte & Touche LLP for the fiscal year ended June 30, 2025. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
14,272,942	2,697	1	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No. Description
104 Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBEX LIMITED
(Registrant)

Date: December 5, 2024	/s/ Robert Dechant
(Signature)
	Name:	Robert Dechant
	Title:	Chief Executive Officer